UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities exchange act of 1934

August 4, 2009
(Date of earliest event reported)

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

Technology Centre of New Jersey
675 Rt. 1, Suite B113
North Brunswick, N.J. 08902
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 545-1590

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Advaxis, Inc. (the “Company”) has been informed that its grant application filed with Cancer Research UK, a leading cancer charity in the UK, for the use of ADXS11-001 in the treatment of head and neck cancer, in collaboration with investigators from Aintree Hospital (Liverpool), The Royal Marsden Hospital (London), and Cardiff University, although well received by the New Agents Committee, was not prioritized for funding at the present time. Given the level of interest in the proposal, the New Agents Committee will contact the Company should this situation change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2009	Advaxis, Inc.

	By:	/s/ Thomas A. Moore
Name: Thomas A. Moore Title: Chief Executive Officer & Chairman of the Board